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                              INTELLECTUAL PROPERTY
                                LICENSE AGREEMENT

         INTELLECTUAL PROPERTY LICENSE AGREEMENT ("IP Agreement") dated as of November 1, 1995 between and among ITT CORPORATION, a Delaware corporation ("ITT Corporation"), ITT DESTINATIONS, INC., a Nevada corporation ("ITT
Destinations"), and ITT HARTFORD GROUP, INC., a Delaware corporation ("ITT Hartford") (collectively the "Parties").

                                    RECITALS

         WHEREAS, in order to carry out the Distribution (as hereinafter defined) whereby the holders of the shares of common stock of ITT Corporation will receive all of the outstanding shares of common stock of ITT Destinations (as hereinafter defined) and all the outstanding shares of common stock of ITT Hartford (as hereinafter defined), it is necessary to license certain intellectual property assets and rights between and among the Parties to provide for the continued conduct of the Parties' respective businesses;

         WHEREAS, a series of General Relations Agreements are in effect between and among ITT Corporation and its Subsidiaries, including ITT Destinations, ITT Hartford and their Subsidiaries, granting certain rights and licenses under intellectual property in connection with the conduct of their respective businesses; and

         WHEREAS, the Parties desire that certain rights and licenses under such intellectual property enjoyed by the Parties and their Subsidiaries prior to the Distribution Date should continue after the Distribution Date as specified herein.

         NOW, THEREFORE, in consideration of the mutual agreements, undertakings and covenants herein, the Parties hereby agree as follows:

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                                                                             (1)




ARTICLE I.  DEFINITIONS

         Section 1.01 General. As used in this IP Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

         "Intellectual Property" shall mean and include inventions, invention disclosures, patents, patent applications, computer programs (including source code, object code and data), copyrights, copyright registrations, copyright registration applications, mask works, designs, technical information, proprietary information, trade secrets, manufacturing processes, formulas, algorithms, data, and all other kinds of intellectual property protected or protectable under state, federal or foreign law owned by a Party or its Subsidiaries as of the Distribution Date, except Trademarks (as hereinafter defined).

         "Distribution Agreement" shall mean the Distribution Agreement to be entered into by ITT Corporation, ITT Destinations, and ITT Hartford relating to the distribution of the shares of ITT Destinations and ITT Hartford to the holders of ITT Corporation Common Stock.

         "Distribution Date" shall mean such date as may hereafter be determined by ITT Corporation's Board of Directors as the date on which the Distribution shall be effected.

         "Effective Time" shall mean 11:59 p.m., New York time, on the Distribution Date.

         "Distribution" shall mean the distribution on the Distribution Date to holders of record of shares of ITT Corporation Common Stock as of the Distribution Record Date of (i) the ITT Destinations Common Shares owned by ITT Corporation on the basis of one ITT Destinations Common Share for each outstanding share of ITT Corporation Common Stock, and (ii) the ITT Hartford Common Shares owned by ITT Corporation on the basis of one ITT Hartford Common Share for each outstanding share of ITT Corporation Common Stock.

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                                                                             (1)


         "Distribution Record Date" shall mean such date as may hereafter be determined by ITT Corporation 's Board of Directors as the record date for the Distribution.

         "GRA" shall mean the General Relations Agreements in effect as of the Distribution Date between and among ITT Corporation and its Subsidiaries, including ITT Destinations, ITT Hartford and their Subsidiaries, pursuant to ITT Corporation Administrative Practice 60.3.

         "ITT Corporation" shall mean ITT Corporation, a Delaware corporation and its predecessor Maryland corporation up to the Effective Time and at all times thereafter ITT Industries, Inc., an Indiana corporation and legal successor to ITT Corporation.

         "ITT Destinations" shall mean ITT Destinations, Inc., a Nevada Corporation, to be renamed "ITT Corporation" in connection with the Distribution.

         "ITT Destinations Business" shall mean the principal businesses and operations conducted by ITT Destinations and its Subsidiaries on the Distribution Date, such businesses being hospitality, entertainment, information and educational services as specifically described in Exhibit A1 annexed hereto and, in addition, shall also mean the Closely Related Businesses described in Exhibit A1, provided that ITT Destinations Business shall not include the ITT Industries Business or the ITT Hartford Business.

         "ITT Hartford" means ITT Hartford Group, Inc., a Delaware corporation.

         "ITT Hartford Business" shall mean the principal businesses and operations conducted by ITT Hartford and its Subsidiaries on the Distribution Date, such businesses being the insurance services in the fields of property, casualty, life and reinsurance as specifically described in Exhibit A2 annexed hereto and, in addition, shall also mean the Closely Related Businesses described in Exhibit A2, provided that ITT Hartford

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                                                                             (1)


Business shall not include the ITT Industries Business or the ITT Destinations Business.

         "ITT Industries" shall mean (i) ITT Industries, Inc., an Indiana corporation and the legal successor to ITT Corporation, or (ii) ITT Corporation, after giving legal effect to the transactions contemplated by Section 2.01 of the Distribution Agreement or as if such transactions had occurred, in each case as the context requires.

         "ITT Industries Business" shall mean the principal businesses and operations conducted by ITT Industries and its Subsidiaries on the Distribution Date, such businesses being the design, manufacture, sale, and servicing of automotive products, defense products, electronic component products, fluid handling products, and management services for military and space satellite launch facilities as specifically described in Exhibit A3 annexed hereto and, in addition, shall also mean the Closely Related Businesses described in Exhibit A3, provided that ITT Industries Business shall not include ITT Destinations Business or ITT Hartford Businesses.

         "Proxy Statement" shall mean the Proxy Statement sent to the holders of shares of ITT Corporation Common Stock in connection with the Distribution, including any amendment or supplement thereto.

         "Subsidiary", with respect to any Party, shall mean any corporation, partnership, joint venture or other entity of which such Party, directly or indirectly, owns an interest sufficient to elect a majority of the Board of Directors (or persons performing similar functions) (irrespective of whether at the time any other class or classes of ownership interests of such corporation, partnership or other entity shall or might have such voting power upon the occurrence of any contingency). Irrespective of this definition and for purposes of this IP Agreement, Madison Square Garden, L.P., and ITT-Dow Jones Television and their respective Subsidiaries are Subsidiaries of ITT Destinations.


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         "Trademarks" shall mean and include trademarks, trade names, company names, service marks, trade dress, the registrations thereof, the applications therefor and the goodwill associated therewith.

ARTICLE II.  OWNERSHIP OF INTELLECTUAL PROPERTY ASSETS

         Section 2.01 The Parties agree that ITT Hartford and the ITT Hartford Subsidiaries own all right, title, and interest, including the right to sue and collect past and future damages, in any Intellectual Property which: (i) originated with ITT Hartford or the ITT Hartford Subsidiaries in the conduct of ITT Hartford Business; (ii) was obtained by, or exclusively or primarily for, ITT Hartford or the ITT Hartford Subsidiaries for the conduct of ITT Hartford Business; (iii) was developed exclusively or primarily for ITT Hartford or the ITT Hartford Subsidiaries for the conduct of ITT Hartford Business; (iv) arose from funding by, or exclusively or primarily for the benefit of, ITT Hartford or the ITT Hartford Subsidiaries in the conduct of ITT Hartford Business; or, (v) as of the Distribution Date is used or held for use exclusively by ITT Hartford or the ITT Hartford Subsidiaries solely for the conduct of ITT Hartford Business. If a conflict exists between any of the subsections (i) through (iv) of this Section on the one hand and subsection (v) of this Section on the other hand, then subsection (v) shall prevail.

         Section 2.02 The Parties agree that ITT Destinations and the ITT Destinations Subsidiaries own all right, title, and interest, including the right to sue and collect past and future damages, in any Intellectual Property which: (i) originated with ITT Destinations or the ITT Destinations Subsidiaries in the conduct of ITT Destinations Business; (ii) was obtained by, or exclusively or primarily for, ITT Destinations or the ITT Destinations Subsidiaries for the conduct of ITT Destinations Business; (iii) was developed exclusively or primarily for ITT Destinations or the ITT Destinations Subsidiaries for the conduct of ITT Destinations Business; (iv) arose from funding by, or exclusively or primarily for the benefit of, ITT Destinations or the ITT Destinations Subsidiaries in the conduct of ITT Destinations Business; or, (v) as of the Distribution Date is used or held for use exclusively by ITT Destinations or the ITT Destinations Subsidiaries solely for the conduct of ITT Destinations Business. If a conflict exists

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                                                                             (1)


between any of the subsections (i) through (iv) of this Section on the one hand and subsection (v) of this Section on the other hand, then subsection (v) shall prevail.

         Section 2.03 The Parties agree that ITT Industries and the ITT Industries Subsidiaries own all right, title, and interest, including the right to sue and collect past and future damages, in any Intellectual Property which:
(i) originated with ITT Industries or the ITT Industries Subsidiaries in the conduct of ITT Industries Business; (ii) was obtained by, or exclusively or primarily for, ITT Industries or the ITT Industries Subsidiaries for the conduct of ITT Industries Business; (iii) was developed exclusively or primarily for ITT Industries or the ITT Industries Subsidiaries for the conduct of ITT Industries Business; (iv) arose from funding by, or exclusively or primarily for the benefit of, ITT Industries or the ITT Industries Subsidiaries in the conduct of ITT Industries Business; or, (v) as of the Distribution Date is used or held for use exclusively by ITT Industries or the ITT Industries Subsidiaries solely for the conduct of ITT Industries Business. If a conflict exists between any of the subsections (i) through (iv) of this Section on the one hand and subsection (v) of this Section on the other hand, then subsection (v) shall prevail.

         Section 2.04 Except as otherwise specifically provided for in this IP Agreement or the Distribution Agreement, the Parties agree that no Party shall be obligated to provide any technical assistance, or to transfer any technical information or documentation associated therewith.

         Section 2.05 The confirmation of ownership of the Intellectual Property rights provided for under Sections 2.01-2.03 are subject to all pre-existing third party rights, obligations and restrictions as of the Distribution Date.

ARTICLE III. INTELLECTUAL PROPERTY LICENSES

         Section 3.01 ITT Industries, on behalf of itself and the ITT Industries Subsidiaries, hereby grants as of the Distribution Date to ITT Hartford, ITT Destinations and their respective Subsidiaries a non-assignable, worldwide,

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                                                                             (1)


perpetual, paid up, royalty free, non-exclusive license, without right to grant sublicenses except to future Subsidiaries and except as provided in Section 3.06, under Intellectual Property owned by ITT Industries or the ITT Industries Subsidiaries as of the Distribution Date to manufacture, have manufactured, use, offer to sell, and sell any and all methods, processes, compositions, and products and offer and provide any services in connection with all fields of activity other than the fields of activity of the ITT Industries Business.

         Section 3.02 ITT Destinations, on behalf of itself and the ITT Destinations Subsidiaries, hereby grants as of the Distribution Date to ITT Industries, ITT Hartford and their Subsidiaries a non-assignable, worldwide, perpetual, paid up, royalty free, non-exclusive license, without right to grant sublicenses except to future Subsidiaries and except as provided in Section 3.06, under Intellectual Property owned by ITT Destinations or the ITT Destinations Subsidiaries as of the Distribution Date to manufacture, have manufactured, use, offer to sell, and sell any and all methods, processes, compositions, and products and offer and provide any services in connection with all fields of activity other than the fields of activity of the ITT Destinations Business.

         Section 3.03 ITT Hartford, on behalf of itself and the ITT Hartford Subsidiaries, hereby grants as of the Distribution Date to ITT Industries, ITT Destinations and their Subsidiaries a non-assignable, worldwide, perpetual, paid up, royalty free, non-exclusive license, without right to grant sublicenses except to future Subsidiaries and except as provided in Section 3.06, under Intellectual Property owned by ITT Hartford or the ITT Hartford Subsidiaries as of the Distribution Date to manufacture, have manufactured, use, offer to sell, and sell any and all methods, processes, compositions, and products and offer and provide any services in connection with all fields of activity other than the fields of activity of the ITT Hartford Business.

         Section 3.04 The rights granted by the Parties under Sections 3.01-3.03 are subject to all pre-existing third party rights, obligations and restrictions as of the Distribution Date.

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         Section 3.05 Any GRA between a Party and its Subsidiaries on the one hand and any other Party and/or its Subsidiaries on the other hand will be terminated as of the Effective Time. To the extent that residual rights under
Section 10.4 of the GRAs are in conflict with the rights and licenses granted under this Article III, then this IP Agreement controls.

         Section 3.06 Each Party may sublicense the rights granted to such Party under Sections 3.01 - 3.03 hereof to third parties, provided, however, the scope of such sublicenses shall be in writing and shall be expressly limited to the scope of the license granted to such Party.

         Section 3.07 Each of the Parties hereto understands and agrees that, except as otherwise expressly provided, no party hereto is, in this IP Agreement or in any other agreement or document contemplated by this IP Agreement or otherwise, making any representation or warranty whatsoever, including, without limitation, as to title, value or legal sufficiency. It is also agreed and understood that any and all assets either transferred or licensed to or retained or licensed by the Parties, as the case may be, shall be "as is, where is".

ARTICLE IV.  UNDERTAKINGS

         Section 4.01 To the extent that the grants of Intellectual Property rights and licenses under Articles II and III herein would violate or be prohibited by any agreement with a third party, and such Intellectual Property is actually used by the grantee Party, then the granting Party undertakes to use reasonable efforts to obtain the necessary consent(s) from such third party so as to be permitted to make such grants. However, each Party hereto understands and agrees that no Party hereto is, in this IP Agreement or in any other agreement or document contemplated by this IP Agreement or otherwise, representing or warranting in any way that the obtaining of any consents or approvals, the execution and delivery of any amendatory agreements and the making of any filings or applications, possibly contemplated by this IP Agreement will satisfy the provisions of any and all applicable agreements or the requirements of any or all applicable laws or judgments.

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         Section 4.02 To the extent a Party or its Subsidiaries shall require technical assistance in connection with technology, technical information or software transferred or licensed from another Party, then that technical assistance shall be provided pursuant to a separate agreement entered into by the Parties pursuant to terms agreed to by the Parties.

ARTICLE V. DISPUTE RESOLUTION

         In the event of a controversy, dispute or claim arising out of, in connection with, or in relation to the interpretation, performance, nonperformance, validity or breach of this IP Agreement or otherwise arising out of, or in any way related to this IP Agreement, including, without limitation, any claim based on contract, tort, statute or constitution (collectively, "Agreement Disputes"), the general counsels of the relevant parties shall negotiate in good faith for a reasonable period of time to settle such Agreement Dispute.

         If after such reasonable period such general counsels are unable to settle such Agreement Dispute (and in any event after 60 days have elapsed from the time the relevant parties began such negotiations), such Agreement Dispute shall be determined, at the request of any relevant party, by arbitration conducted in New York City, before and in accordance with the then-existing Rules for Commercial Arbitration of the American Arbitration Association (the "Rules"), and any judgment or award rendered by the arbitrator shall be final, binding and unappealable (except upon grounds specified in 9 U.S.C., Section 10(a) as in effect on the date hereof), and judgment may be entered by any state or Federal court having jurisdiction thereof in accordance with Section 6.16 hereof. Unless the arbitrator otherwise determines, the pre- trial discovery of the then-existing Federal Rules of Civil Procedure and the then-existing Federal Rules of Civil Procedure and the then-existing Rules 46 and 47 of the Civil Rules for the United States District Court for the Southern District of New York shall apply to any arbitration hereunder. Any controversy concerning whether an Agreement Dispute is an arbitrable Agreement Dispute, whether arbitration has been waived, whether an assignee of this IP Agreement is bound to

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                                                                             (1)


arbitrate, or as to the interpretation of enforceability of this Article shall be determined by the arbitrator. The arbitrator shall be a retired or former judge of any United States District Court or Court of Appeals or such other qualified person as the relevant parties may agree to designate, provided such individual has had substantial professional experience with regard to settling sophisticated commercial disputes. The parties intent that the provisions to arbitrate set forth herein be valid, enforceable and irrevocable. The designation of a situs or a governing law for this IP Agreement or the arbitration shall not be deemed an election to preclude application of the Federal Arbitration Act, if it would be applicable. In his award the arbitrator shall allocate, in his discretion, among the parties to the arbitration all costs of the arbitration, including, without limitation, the fees and expenses of the arbitrator and reasonable attorneys' fees, costs and expert witness expenses of the parties. The undersigned agree to comply with any award made in any such arbitration proceedings that has become final in accordance with the Rules and agree to the entry of a judgment in any jurisdiction upon any award rendered in such proceedings becoming final under the Rules. The arbitrator shall be entitled, if appropriate, to award any remedy in such proceedings, including, without limitation, monetary damages, specific performance and all other forms of legal and equitable relief; provided, however, the arbitrator shall not be entitled to award punitive damages.

ARTICLE VI. MISCELLANEOUS

         Section 6.01 Complete Agreement; Construction. This IP Agreement, including the Exhibits, together with the Distribution Agreement and the other Ancillary Agreements (as defined in the Distribution Agreement), shall constitute the entire agreement between the Parties with respect to the subject matter hereof and shall supersede all previous negotiations, commitments and writings with respect to such subject matter. Notwithstanding any other provisions in this IP Agreement to the contrary, in the event and to the extent that there shall be a conflict between the provisions of this IP Agreement as it relates to Intellectual Property rights and obligations and the provisions of the Distribution Agreement or any other Ancillary Agreement, this IP Agreement shall control.

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                                                                             (1)


         Section 6.02 Counterparts. This IP Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other parties.

         Section 6.03 Survival of Agreements. Except as otherwise contemplated by this IP Agreement, all covenants and agreements of the Parties contained in this IP Agreement shall survive the Distribution Date.

         Section 6.04 Notices. All notices and other communications hereunder shall be in writing and hand delivered or mailed by registered or certified mail (return receipt requested) or sent by any means of electronic message transmission with delivery confirmed (by voice or otherwise) to the Parties at the following addresses (or at such other addresses for a party as shall be specified by like notice) and will be deemed given on the date on which such notice is received:

               To ITT Destinations, Inc. (ITT Corporation after the
               Distribution):

               ITT Corporation
               1330 Avenue of the Americas
               New York, NY 10019

               Attn:       Vice President and
                           Associate General Counsel - Intellectual Property

               To ITT Corporation (ITT Industries, Inc. after the Distribution):

               ITT Industries, Inc.
               4 West Red Oak Lane
               White Plains, NY  10604

                 Attn:  General Counsel

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                                                                             (1)




                 To ITT Hartford Group, Inc.:

                 ITT Hartford Group, Inc.
                 Hartford Plaza
                 Hartford, CT  06115

                 Attn:       Senior Vice President and
                             General Counsel

                 Section 6.05 Waivers. The failure of any Party to require strict performance by any other Party of any provision in this IP Agreement will not waive or diminish the first Party's right to demand strict performance thereafter of that or any other provision hereof.

         Section 6.06 Amendments. This IP Agreement may not be modified or amended except by an agreement in writing signed by the Parties.

         Section 6.07 Assignment. This IP Agreement shall be assignable in whole in connection with a merger or consolidation or the sale of all or substantially all the assets of a Party hereto or in part in connection with a Party's sale or other divestiture of a Subsidiary whose field of activity is within the scope of rights granted to such Party by this IP Agreement. Otherwise this IP Agreement shall not be assignable, in whole or in part, directly or indirectly, by any Party hereto without the prior written consent of the others, and any attempt to assign any rights or obligations arising under this IP Agreement without such consent shall be void.

         Section 6.08 Successors and Assigns. The provisions of this IP Agreement shall be binding upon, inure to the benefit of and be enforceable by the Parties and their respective successors and permitted assigns.

         Section 6.09 Termination. This IP Agreement may be terminated at any time prior to the Distribution by and in the sole discretion of ITT Corporation without the approval of ITT Destinations or ITT Hartford or the shareholders of ITT Corporation. In the event of such termination, no party shall have any liability of any kind to any other party or any other person.

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                                                                             (1)


After the Distribution Date, this IP Agreement may not be terminated except by an agreement in writing signed by the Parties.

         Section 6.10 Subsidiaries. Each of the Parties hereto shall cause to be performed, and hereby guarantees the performance of, all actions, agreements and obligations set forth herein to be performed by any Subsidiary of such Party or by any entity that becomes a Subsidiary of such Party on and after the Distribution Date.

         Section 6.11 Third Party Beneficiaries. This IP Agreement is solely for the benefit of the Parties hereto and their respective Subsidiaries and should not be deemed to confer upon third parties any remedy, claim, liability, reimbursement, claim of action or other right in excess of those existing without reference to this IP Agreement.

         Section 6.12 Title and Headings. Titles and headings to sections herein are inserted for the convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

         Section 6.13 Specific Performance. Each of the Parties hereto acknowledges that there is no adequate remedy at law for failure by such Parties to comply with the provisions of this Agreement and that such failure would cause immediate harm that would not be adequately compensable in damages, and therefore agree that their agreements contained herein may be specifically enforced without the requirement of posting a bond or other security, in addition to all other remedies available to the Parties hereto under this IP Agreement.

         Section 6.14 Governing Law. This IP Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts executed in and to be performed in that State.

         Section 6.15 Consent to Jurisdiction. Without limiting the provisions of Article V hereof, each of the Parties irrevocably submits to the exclusive jurisdiction of (a) the Supreme Court of the State of New York, New York

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                                                                             (1)


County, and (b) the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this IP Agreement or any transaction contemplated hereby. Each of the Parties agrees to commence any action, suit or proceeding relating hereto either in the United States District Court for the Southern District of New York or if such suit, action or other proceeding may not be brought in such court for jurisdictional reasons, in the Supreme Court of the State of New York, New York County. Each of the Parties further agrees that service of any process, summons, notice or document by U.S. registered mail to such Party's respective address set forth above shall be effective service of process for any action, suit or proceeding in New York with respect to any matters to which it has submitted to jurisdiction in this Section 6.15. Each of the Parties irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this IP Agreement or the transactions contemplated hereby in (i) the Supreme Court of the State of New York, New York County, or
(ii) or the United States District Court for the Southern District of New York, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

         Section 6.16 Severability. In the event any one or more of the provisions contained in this IP Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The Parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.


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                                                                             (1)

         IN WITNESS WHEREOF, the Parties have caused this IP Agreement to be duly executed as of the day and year first above written.

                                          ITT CORPORATION

                                          By: _______________________
                                          Name:
                                          Title:

                                          ITT DESTINATIONS, INC.

                                          By: ______________________
                                          Name:
                                          Title:

                                          ITT HARTFORD GROUP, INC.

                                          By _______________________
                                          Name:
                                          Title:

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                                   EXHIBIT A1

                            ITT DESTINATIONS BUSINESS

I.       Hospitality, Entertainment and Gaming

         A.      Scope of Business:

                 Hospitality, entertainment and gaming services, facilities, and content of all types including, sports teams and franchises, television, theatrical studios, networks, broadcasting, arenas, theaters and other performance facilities, television programs, resort and destination facilities, hotels, gaming operations, lodging, transportation, and related marketing, distribution, promotion, advertising and licensing.

         B.      Major Businesses and Service Groupings

                 1.       ITT Sheraton and Ciga S.p.A. Hotels

                          a.      Hotel operations

                                  (1)   reservation services
                                  (2)   national marketing
                                  (3)   promotional services

                          b.      Hotel management

                          c.      Hotel ownership

                 2.       Caesars World, Inc.

                          a.      resorts/hotels

                          b.      casinos/gaming operations

                          c. merchandising of Caesars branded products (fragrances, clothing, accessories, gift items w/Caesars' name)

                 3.       Madison Square Garden

                          a.      New York Knicks

                                  (1)   ticket revenues
                                  (2)   merchandising

                          b.      New York Rangers

                                  (1)   ticket revenues
                                  (2)   merchandising

                          c.      Madison Square Garden Arena

                                  (1)   sports events
                                  (2)   concerts
                                  (3)   family shows
                                  (4)   trade shows - conventions

                          d.      The Paramount Theater

                          e. WNYC-TV (Nationally broadcast business and sports TV station in a joint venture with Dow Jones)

                          f. Supply and distribution of television programming for cable

                          g.      Rights to New York Yankees' games

                          h. MSG Network-Advertiser supported cable television entertainment program service

II.      Information Services

         A.      Scope of Business

                 Information services, facilities, and content, in connection with information training and educational services, electronic and print publication of informational and educational materials, collection, creation, production, compilation, storage and translation of informational and educational materials.

         B.      Major Businesses and Services Groupings

                 1.       ITT World Directories, Inc.

                          a. publishing traditional telephone directories internationally

                          b. contracts for the publication of telephone directories with monopoly providers of telecommunications services

                 2.       ITT Educational Services, Inc.

                          a.      ITT Technical Institutes

III.     Closely Related Businesses:

         A.      Acquisition, management, ownership and operation of:

                 1. Entertainment services, facilities and content of all types, including, without limitation: sports teams and franchises, television, theatrical studios, networks, broadcasting, theme parks, arenas, theaters and other performance facilities, musical recordings, merchandizing, movies, television programs, magazines, electronic entertainment, interactive media and related marketing, distribution, promotion, advertising and licensing;

                 2. Hospitality, tourism, recreation and gaming services, including, without limitation, resort and destination facilities, services, hotels, gaming operations, lodging and transportation; and

                 3. Information services facility and content, including, without limitation

                          (a) training and educational services, electronic and print publication of informational and educational materials;

                          (b) collection, creation, production, compilation, storage and transmission, including interactive services, of informational and educational materials;

                          (c) commercial communication equipment, services and facilities including, without limitation, telecommunications, satellites, cable and all other storage, access and transmission means.

                                   EXHIBIT A2

                              ITT HARTFORD BUSINESS

A.       ITT Hartford is engaged in:

         1.      All lines of property and casualty insurance

                 2. All lines of life company business, including without limitation all lines of life, disability, health, stop-loss and special risk (accidental death and dismemberment, blanket lines, and Medicare Supplements) insurance and annuities (the "Life Company Business")

                 3. Ceded and assumed reinsurance in all lines of property and casualty insurance and life Company Business

                 4. The following services related to property and casualty insurance and Life Company Business and reinsurance:

                          a.      Underwriting
                          b.      Loss control
                          c.      Premium collection, audit and financing
                          d.      Actuarial
                          e. Administrative (including without limitation, benefit plan administration and consulting)
                          f. Claim administration (including without limitation, processing)
                          g.      Reinsurance consulting
                          h.      Catastrophe evaluation
                          i. Reinsurance and insurance market research and assistance
                          j. Runoff of liabilities for discontinued insurance operations

                           k. Servicing or administration of voluntary and residual market plans, pools and other residual market mechanisms

                           l. Establishing and maintaining risk retention and purchasing group

                           m.       Insurance-related information management


                  5. Surety and fidelity/burglary bonds including, but not limited to, contract, miscellaneous and financial guarantee bonds and credit insurance.

                  6. The providing of investment advisory services to mutual funds and/or the operation of mutual funds and/or any other pooled investment vehicles and/or the distribution of interests in such funds or other vehicles

B.       Closely Related Businesses:

                  1. Any insurance-related business permitted to be conducted by a company under applicable regulatory authority and any other business which may only be conducted by companies regulated by the applicable insurance regulatory authorities

                  2. Investment banking activities, including but not limited to the underwriting of securities and stock brokerage activities

                                   EXHIBIT A3

                             ITT INDUSTRIES BUSINESS

I.       Automotive Group

         A. Scope of Business: Supplier of systems and components to automotive vehicle manufacturers worldwide and related automotive aftermarket products

         B.      Major Automotive Product/Service Groupings:

                 1.       Brake and Chassis Systems

                          (a)     antilock brake systems and components
                          (b)     traction control system and components
                          (c)     chassis systems and components
                          (d)     foundation brake system and components
                          (e)     fluid handling systems and components
                          (f)     shock absorbers
                          (g)     brake activation systems and components
                          (h)     friction products

                 2.       Body and Electrical Systems

                          (a)     electric motors and motor controllers
                          (b)     wiper system and components
                          (c)     activator systems and components
                          (d)     switches and lamps
                          (e)     body hardware
                          (f)     seat sub-systems
                          (g)     precesion die cast products
                          (h)     structural stampings
                          (i)     door systems and components
                          (j)     air management systems and components
                          (k)     modular chassis systems

                 3.       Front and Rear Corner Modules

                          (a)     brake sub-systems and components
                          (b)     suspension sub-systems and components
                          (c)     bearings
                          (d)     complete axle assemblies and sub-assemblies
                          (e) vehicle stability management systems and components
                          (f)     steering systems and components

II.      Defense & Electronics Group

         A. Scope of Business: Develop, manufacture and support high technology electronic systems and components specifically designed for military and defense application on a worldwide basis.

         B.      Major Products/Service Groupings for Military and Defense
                 Application:

                 1.       communications systems, equipment, and components:

                          (a)     military communications equipment;
                          (b)     tactical radios and components;
                          (c)     air traffic control radio equipment;
                          (d)     networking equipment;
                          (e)     air traffic control radio equipment;
                          (f)     switches;
                          (g)     military  Private Mobile Radio  equipment;
                          (h)     communications software;
                          (i)     wireless LANS;
                          (j)     tactical data systems and components;
                          (k)     communications security devices and software;
                          (l)     computer security products;
                          (m)     INFOSEC products;

                          (n)     biometric authentication products;
                          (o) speech and speaker recognition, identification and verification systems and components;
                          (p) communication intelligence workstation components and subsystems;
                          (q)     language and dialect identification products;
                          (r)     Communications-Navigation-Identification
                                  systems and components;
                          (s) secure voice/data communications systems and components;
                          (t)     command and control systems and components;
                          (u) communications and signal intelligence systems and components;
                          (v)     satellite payload systems and components;
                          (w) military Personal Communications Services radios

                 2.       electronic warfare systems including:

                          (a)     Advanced Threat Radar Jammar and components;
                          (b)     Airborne Self-Protection Jammer and
                                  components;
                          (c) electronic countermeasures and counter-countermeasures systems and components;
                          (d)     decoy systems and components;
                          (e) electro-optical and infrared systems and components;

                 3. night vision devices incorporating image intensifiers including:

                          (a)     infantrymen's night vision devices and
                                  components;
                          (b)     aviator's night vision devices and components;
                          (c)     image intensifier tubes;
                          (d)     night vision weapon sights and components;
                          (e)     special purpose photosensitive devices;

                          (f) vehicle mounted night vision devices and components;

                 4.       radar systems including:

                          (a)     shipboard radars and components;
                          (b)     air-traffic radars and components;
                          (c)     coastal defense radars and components;
                          (d)     transmit/receive modules;
                          (e)     bistatic radar systems and components;

                 5.       space payload products including:

                          (a)     navigation payloads;
                          (b)     meteorological instruments;
                          (c)     suites of meteorological and navigation
                                  instruments;
                          (d) RF/microware/millimeter wave sensor systems and components;
                          (e)     control segment integration software;

                 6.       navigation systems including:

                          (a) global positioning satellite systems and components;
                          (b)     TACAN systems and components;
                          (c)     tactical navigation systems and components;

                 7.       semiconductor IC devices:

                          (a)     Gallium Arsenide integrated circuits;
                          (b)     MMIC products;
                          (c)     RF products;

                 8.       connectors and cable assemblies

         C.      Defense and Electronics Products for Commercial Application

                 1.       night vision devices incorporating image intensifiers:

                          (a) personal image identifier night vision devices and components; (b) commercial image intensifier tubes;
                          (c) vehicle-mounted image identifier night vision devices and components; (d) Retinitis Pigmentosa image intensifier night vision devices and components;

                 2. Manufacture of Gallium Arsenide semiconductor IC devices and circuits

                 3.       biometric authentication products

                 4. speech and speaker recognition, identification and verification systems and devices

                 5.       language and dialect identification products

                 6. Security Access Control Systems for accessing computer systems having application in computer and financial networks

                 7.       global positioning satellite products

                 8.       connectors and cable assemblies

                 9.       integrated circuit cards and components

                 10.      switches

III.     Fluid Technology Group

         A. Business: Engaged in the design, development, production, marketing and sale of products, systems and services used to move, handle, transfer, control and contain fluids. The principal markets are water and wastewater treatment, industrial and process, and construction. The other markets consist of chemical processing, pharmaceutical and biotech sectors, selected segments of oil and gas and mining markets, HVAC, commercial and leisure marine aerospace and power industry markets.

         B.      Major Product/Service Products:

                 1. Pump products including drivers, controllers, accessories and components thereof for use in the markets specified in C.1 above.

                 2. Mixer products including drivers, controllers, accessories and components thereof for use in the markets specified in C.1 above.

                 3. Valve products including drivers, actuators and components thereof for use in the markets specified in
                          C.1 above.

                 4. Instrument and control products including drivers, actuators, sensors, microprocessors, accessories and components thereof for use in the markets specified in
                          C.1 above.

                 5. Regulators, transducers, seals including drivers, actuators, sensors, microprocessors, accessories and components thereof for use in the markets specified in
                          C.1 above.

                 6. Boiler and condensate equipment and products including drivers, controllers, accessories and components thereof for use in the markets specified in C.1 above.

                 7. Switches including actuators, sensors, controllers, and components thereof for use in the markets specified in C.1 above.

                 8. Heat transfer products and components thereof for use in the markets specified in C.1 above.

                 9. Lighting and sanitary products and components thereof for use in markets specified in C.1 above.

                 10. Software programs for the selection and design of above specified products.

IV.      Closely Related Businesses:

         A. Transportation Products: The design, manufacture, sale, marketing and servicing of OEM and aftermarket automotive, truck, train and other such transportation products.

         B. Fluid Products: The design, manufacture, sale, marketing and servicing of fluid handling products consisting of the major products/service products set out in III B above.

         C. Military and Defense Products/Services: The design, manufacture, sale, marketing and servicing of products and systems specially designed for the military and defense application.

         D. Components: The design, manufacture, sale, marketing and servicing of components consisting of connectors, cable assemblies, integrated circuit cards and components thereof, and switches.